Exhibit 10.3
AGREEMENT TO JOIN THE
VOTING AND STANDSTILL AGREEMENT
The Dove Foundation (the “Trust”) hereby acknowledges and agrees to join and be bound by all of the terms and conditions, benefits, and restrictions, other than Article VIII (which relates to the Preferred Call), of the Voting and Standstill Agreement dated March 19, 2010, between United American Healthcare Corporation (the “Company”) and St. George Investments, LLC, as amended by the Amendment to Voting and Standstill Agreement dated June 7, 2010, with respect to all shares of the Company’s common stock that the Trust shall now or hereafter own.
IN WITNESS WHEREOF, the undersigned has executed this Agreement as of June 7, 2010, at 3:00 p.m. Central Daylight Time.

ACKNOWLEDGED AND AGREED

The Dove Foundation
By:	/s/ James M. Delahunt, as Trustee
James M. Delahunt, Esq., Trustee

ACKNOWLEDGED AND ACCEPTED
COMPANY:
United American Healthcare Corporation

By:	/s/ William C. Brooks
William C. Brooks, President and Chief Executive Officer
ST. GEORGE:
St. George Investments, LLC
By: Fife Trading, Inc., its Manager

By:	/s/ John M. Fife
John M. Fife, President